EXHIBIT 99.1

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                       AICCO PREMIUM FINANCE MASTER TRUST
               (Formerly AIG Credit Premium Finance Master Trust)
                                  Series 2004-1
                         MONTHLY NOTEHOLDERS' STATEMENT
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          Set forth below is information with respect to the Payment Date of September 15, 2004 and with respect to the performance of the Trust during the related Monthly Period.

          Capitalized terms used in this Monthly Noteholders' Statement have their respective meanings set forth in the Base Indenture, as supplemented by the Series 2004-1 Supplement.


     A.   INFORMATION REGARDING THE CURRENT MONTHLY PAYMENT (STATED ON THE BASIS
          ----------------------------------------------------------------------
          OF $1,000 ORIGINAL NOTE PRINCIPAL AMOUNT).
          ------------------------------------------

          1.   The total amount of the payment to Holders of Class A, Class B,
               Class C and Class D Notes.                                                     $1.48

          2.   The amount of the payment set forth in A1 above in respect of
               Class A Monthly Principal.                                                     $0.00

          3.   The amount of the payment set forth in A1 above in respect of
               Class B Monthly Principal.                                                     $0.00

          4.   The amount of the payment set forth in A1 above in respect of
               Class C Monthly Principal.                                                     $0.00

          5.   The amount of the payment set forth in A1 above in respect of
               Class D Monthly Principal.                                                     $0.00

          6.   The amount of the payment set forth in A1 above in respect of
               Class A Monthly Interest                                                       $1.48

          7.   The amount of the payment set forth in A1 above in respect of
               Class A Additional Interest.                                                   $0.00

          8.   The amount of the payment set forth in A1 above in respect of
               Class A Deficiency Amount.                                                     $0.00

          9.   The amount of the payment set forth in A1 above in respect of
               Class B Monthly Interest                                                       $1.71

          10.  The amount of the payment set forth in A1 above in respect of
               Class B Additional Interest.                                                   $0.00

          11.  The amount of the payment set forth in A1 above in respect of
               Class B Deficiency Amount.                                                     $0.00

          12.  The amount of the payment set forth in A1 above in respect of
               Class B Prior Period Interest.                                                 $0.00

          13.  The amount of the payment set forth in A1 above in respect of
               Class C Monthly Interest.                                                      $2.00

          14.  The amount of the payment set forth in A1 above in respect of
               Class C Additional Interest.                                                   $0.00

          15.  The amount of the payment set forth in A1 above in respect of
               Class C Deficiency Amount.                                                     $0.00

                                       1

          16.  The amount of the payment set forth in A1 above in respect of
               Class C Prior Period Interest.                                                 $0.00

          17.  The amount of the payment set forth in A1 above in respect of
               Class D Monthly Interest.                                                      $0.00

          18.  The amount of the payment set forth in A1 above in respect of
               Class D Additional Interest.                                                   $0.00

          19.  The amount of the payment set forth in A1 above in respect of
               Class D Deficiency Amount.                                                     $0.00

          20.  The amount of the payment set forth in A1 above in respect of
               Class D Prior Period Interest.                                                 $0.00

     B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST.
          --------------------------------------------------

          1.   Collections of Principal Receivables.
               ------------------------------------

               The aggregate amount of Collections of Principal Receivables received during the related Monthly Period which were allocated
               in respect of the Class A, Class B, Class C, and Class D notes.      $117,293,690.23


          2.   Noteholders Investor Interests and Principal Receivables in the
               ---------------------------------------------------------------
               Trust.
               ------

               (a)  The aggregate amount of Principal Receivables in the Trust
                    as of the end of the related Monthly Period.                   3,011,338,542.78

               (b)  The Investor Interest as of the end of the related Interest
                    Period.                                                         $591,400,000.00

               (c)  The Class A Investor Interest as of the end of the related
                    Interest Period.                                                $550,000,000.00

               (d)  The Class B Investor Interest as of the end of the related
                    Interest Period.                                                 $22,170,000.00

               (e)  The Class C Investor Interest as of the end of the related
                    Interest Period.                                                 $10,350,000.00

               (f)  The Class D Investor Interest as of the end of the related
                    Interest Period.                                                  $8,880,000.00

               (g)  The average daily Investor Interest with respect to the
                    related Interest Period.                                        $591,400,000.00

               (h)  The average daily Class A Investor Interest with respect to
                    the related Interest Period.                                    $550,000,000.00

               (i)  The average daily Class B Investor Interest with respect to
                    the related Interest Period.                                     $22,170,000.00

               (j)  The average daily Class C Investor Interest with respect to
                    the related Interest Period.                                     $10,350,000.00

               (k)  The average daily Class D Investor Interest with respect to
                    the related Interest Period.                                      $8,880,000.00

               (l)  The Floating Investor Percentage with respect to the related
                    Transfer Date.                                                            19.37%

               (m)  The Class A Floating Allocation with respect to the related
                    Transfer Date.                                                            93.00%

                                       2

               (n)  The Class B Floating Allocation with respect to the related
                    Transfer Date.                                                             3.75%

               (o)  The Class C Floating Allocation with respect to the related
                    Transfer Date.                                                             1.75%

               (p)  The Class D Floating Allocation with respect to the related
                    Transfer Date.                                                             1.50%

               (q)  The Fixed Investor Percentage with respect to the related
                    Monthly Period.                                                               -

               (r)  The Class A Fixed Allocation with respect to the related
                    Monthly Period.                                                               -

               (s)  The Class B Fixed Allocation with respect to the related
                    Monthly Period.                                                               -

               (t)  The Class C Fixed Allocation with respect to the related
                    Monthly Period.                                                               -

               (u)  The Class D Fixed Allocation with respect to the related
                    Monthly Period.                                                               -

               (v)  The outstanding principal balance of the Class A Notes as of
                    the end of the day on the Payment Date.                         $550,000,000.00

               (x)  The outstanding principal balance of the Class B Notes as of
                    the end of the day on the Payment Date.                          $22,170,000.00

               (y)  The outstanding principal balance of the Class C Notes as of
                    the end of the day on the Payment Date.                          $10,350,000.00

               (z)  The outstanding principal balance of the Class D Notes as of
                    the end of the day on the Payment Date.                           $8,880,000.00

               (aa) The balance of the Transferor Certificate as of the end
                    of the related Monthly Period.                                             0.00

          3.   Increases and Decreases in Investor Interests.
               ---------------------------------------------

               (a)  Increases in the Class A Investor Interest made during the related Interest Period (not including increases made
                    on the preceding payment date)                                             0.00

               (b)  Increases in the Class B Investor Interest made during the related Interest Period (not including increases made
                    on the preceding payment date)                                             0.00

               (c)  Increases in the Class C Investor Interest made during the related Interest Period (not including increases made
                    on the preceding payment date)                                             0.00

               (d)  Increases in the Class D Investor Interest made during the related Interest Period (not including increases made
                    on the preceding payment date)                                             0.00

               (e)  Voluntary Decreases in the Class A Investor Interest made during the related Interest Period (not including
                    decreases made on the preceding payment date)                              0.00

               (f)  Voluntary Decreases in the Class B Investor Interest made during the related Interest Period (not including
                    decreases made on the preceding payment date)                              0.00

               (g)  Voluntary Decreases in the Class C Investor Interest made during the related Interest Period (not including
                    decreases made on the preceding payment date)                              0.00


                                       3

               (h)  Voluntary Decreases in the Class D Investor Interest made during the related Interest Period (not including
                    decreases made on the preceding payment date)                              0.00

               (i)  Increases in the Class A Investor Interest to be made on the
                    related Payment Date.                                                      0.00

               (j)  Increases in the Class B Investor Interest to be made on the
                    related Payment Date.                                                      0.00

               (k)  Increases in the Class C Investor Interest to be made on the
                    related Payment Date.                                                      0.00

               (l)  Increases in the Class D Investor Interest to be made on the
                    related Payment Date.                                                      0.00

               (m)  Mandatory Decreases of the Class A Investor Interest to be
                    made on the related Payment Date.                                          0.00

               (n)  Mandatory Decreases of the Class B Investor Interest to be
                    made on the related Payment Date.                                          0.00

               (o)  Mandatory Decreases of the Class C Investor Interest to be
                    made on the related Payment Date.                                          0.00

               (p)  Mandatory Decreases of the Class D Investor Interest to be
                    made on the related Payment Date.                                          0.00

               (q)  Voluntary Decreases in the Class A Investor Interest to be
                    made on the related Payment Date.                                          0.00

               (r)  Voluntary Decreases in the Class B Investor Interest to be
                    made on the related Payment Date.                                          0.00

               (s)  Voluntary Decreases in the Class C Investor Interest to be
                    made on the related Payment Date.                                          0.00

               (t)  Voluntary Decreases in the Class D Investor Interest to be
                    made on the related Payment Date.                                          0.00

               4.   Delinquent Receivables
                    ----------------------

                                                                   Aggregate               Percentage
                                                                  Outstanding               of Total
                                                       ------------------------------------------------
                                                                    Balance                Receivables

                        (a)   1   -  30 days                     $22,538,964.55                  0.75%
                        (b)   31 - 60 days                       $10,357,485.02                  0.34%
                        (c)   61 - 90 days                        $6,549,812.72                  0.22%
                        (d)   91 - 120 days                       $4,591,854.31                  0.15%
                        (e)   121 - 150 days                      $2,855,013.83                  0.09%
                        (f)   151 or more days                    $7,582,726.46                  0.25%
                                                       ------------------------------------------------
                                        Total                    $54,475,856.89                  1.81%
                                                       ================================================

               5.   Deferred Payment Obligations and Unfunded Receivables
                    -----------------------------------------------------

                    (a)  Aggregate amount of Principal Receivables
                         representing Deferred Payment Obligations.                 $268,395,685.52


                    (b)  Percentage of aggregate Principal Receivables balance
                         representing Deferred Payment Obligations.                            8.91%

                    (c)  Aggregate amount of Principal Receivables
                         representing the amount of unfunded Receivables.            $91,512,828.88


                    (d)  Percentage of aggregate Principal Receivables balance
                         representing the amount of unfunded Receivables.                      3.04%


                                       4

               6.   Investor Default Amounts
                    ------------------------

                    (a)  The Aggregate Investor Default Amount for the related
                         Monthly Period.                                                $113,142.75

                    (b)  The Class A Investor Default Amount for the related
                         Transfer Date.                                                 $105,222.38

                    (c)  The Class B Investor Default Amount for the related
                         Transfer Date.                                                   $4,241.42

                    (d)  The Class C Investor Default Amount for the related
                         Transfer Date.                                                   $1,980.09

                    (e)  The Class D Investor Default Amount for the related
                         Transfer Date.                                                   $1,698.86


               7.   Investor Charge-offs
                    --------------------

                    (a)  The aggregate amount of Class A Investor Charge-Offs
                         and other principal writedowns for the related Transfer
                         Date.                                                                $0.00

                    (b)  The aggregate amount of Class A Investor Charge-Offs
                         and other principal writedowns set forth in 6(a) above
                         per $1,000 of original Class A Note principal amount.                $0.00


                    (c)  The aggregate amount of Class B Investor Charge-Offs
                         and other principal writedowns for the related Transfer
                         Date.                                                                $0.00

                    (d)  The aggregate amount of Class B Investor Charge-Offs
                         and other principal writedowns set forth in 6(c) above
                         per $1,000 of original Class B Note principal amount.                $0.00

                    (e)  The aggregate amount of Class C Investor Charge-Offs
                         and other principal writedowns for the related Transfer
                         Date.                                                                $0.00

                    (f)  The aggregate amount of Class C Investor Charge-Offs
                         and other principal writedowns set forth in 6(e) above
                         per $1,000 of original Class C Note principal amount.                $0.00

                    (g)  The aggregate amount of Class D Investor Charge-Offs
                         and other principal writedowns for the related Transfer
                         Date.                                                                $0.00

                    (h)  The aggregate amount of Class D Investor Charge-Offs
                         and other principal writedowns set forth in 6(g) above
                         per $1,000 of original Class D Note principal amount.                $0.00

                    (i)  The aggregate amount of Class A Investor Charge-Offs
                         and other principal writedowns reimbursed on the
                         Transfer Date immediately preceding this payment Date.               $0.00

                    (j)  The aggregate amount of Class A Investor Charge-Offs
                         and other principal writedowns set forth in 6(i) above
                         per $1,000 of original Class A Note principal amount
                         reimbursed on the Transfer Date immediately preceding
                         this Payment Date.                                                   $0.00

                    (k)  The aggregate amount of Class B Investor Charge-Offs
                         and other principal writedowns reimbursed on the
                         Transfer Date immediately preceding this payment Date.               $0.00

                    (l)  The aggregate amount of Class B Investor Charge-Offs
                         and other principal writedowns set forth in 6(k) above
                         per $1,000 of original Class B Note principal amount
                         reimbursed on the Transfer Date immediately preceding
                         this Payment Date.                                                   $0.00



                                       5

                    (m)  The aggregate amount of Class C Investor Charge-Offs
                         and other principal writedowns reimbursed on the
                         Transfer Date immediately preceding this payment Date.               $0.00

                    (n)  The aggregate amount of Class C Investor Charge-Offs
                         and other principal writedowns set forth in 6(m) above
                         per $1,000 of original Class C Note principal amount
                         reimbursed on the Transfer Date immediately preceding
                         this Payment Date.                                                   $0.00

                    (o)  The aggregate amount of Class D Investor Charge-Offs
                         and other principal writedowns reimbursed on the
                         Transfer Date immediately preceding this payment Date.               $0.00

                    (p)  The aggregate amount of Class D Investor Charge-Offs
                         and other principal writedowns set forth in 6(o) above
                         per $1,000 of original Class C Note principal amount
                         reimbursed on the Transfer Date immediately preceding
                         this Payment Date.                                                   $0.00

               8.   Investor Servicing Fee
                    ----------------------

                    (a)  The amount of the Class A Servicing Fee payable by the
                         Trust to the Servicer with respect to the related
                         Transfer Date.                                                       $0.00

                    (b)  The amount of the Class B Servicing Fee payable by the
                         Trust to the Servicer with respect to the related
                         Transfer Date.                                                       $0.00

                    (c)  The amount of the Class C Servicing Fee payable by the
                         Trust to the Servicer with respect to the related
                         Transfer Date.                                                       $0.00

                    (d)  The amount of the Class D Servicing Fee payable by the
                         Trust to the Servicer with respect to the related
                         Transfer Date.                                                       $0.00

               9.   Reallocations
                    -------------

                    (a)  The amount of Reallocated Class B Principal Collections
                         with respect to this payment Date.                                   $0.00

                    (b)  The amount of Reallocated Class C Principal Collections
                         with respect to this payment Date.                                   $0.00

                    (c)  The amount of Reallocated Class D Principal Collections
                         with respect to this payment Date.                                   $0.00

               10.  Collection of Finance Charge Receivables
                    ----------------------------------------

                    The aggregate amount of Collections of Finance Charge
                    Receivables (including Recoveries) received during the
                    related Monthly Period which were allocated in respect of
                    the Class A, Class B, Class C and Class D notes.                  $3,561,087.09


               11.  Available Funds
                    ---------------

                    (a)  The amount of Class A Available Funds on deposit in the
                         Finance Charge Account on the related Transfer Date.         $3,311,798.95

                    (b)  The amount of Class B Available Funds on deposit in the
                         Finance Charge Account on the related Transfer Date.           $133,495.60


                    (c)  The amount of Class C Available Funds on deposit in the
                         Finance Charge Account on the related Transfer Date.            $62,322.03

                    (d)  The amount of Class D Available Funds on deposit in the
                         Finance Charge Account on the related Transfer Date.            $53,470.50


          12.  Pool Factor as of the related Monthly Period                               1.0000000
               --------------------------------------------


                                       6

          13.  Yield Enhancement
               -----------------

                    (a)  Balance in the Yield Enhancement Account as of the
                         related Monthly Period                                       $2,812,819.34

                    (b)  Available Yield Enhancement Amount with respect to the
                         related Transfer Date.                                         $874,407.08

                    (c)  Excess Spread with respect to the related Transfer
                         Date.                                                        $2,602,157.63

                    (d)  Amount paid to Noteholders from Excess Spread on the
                         related Transfer Date.                                          $28,620.38

                    (e)  Amount paid to Noteholders from the Yield Enhancement
                         Account on ther related Transfer Date.                               $0.00

                    (f)  91 Day Delinquency Amount as of the related Transfer
                         Date.                                                        $2,911,635.16

                    (g)  Amount in excess of the 91 Day Delinquency Amount
                         released from. the Yield Enhancement Account.               ($3,349,128.51)

                    (h)  Resulting balance in the Yield Enhancement Account on
                         the related Transfer Date.                                   $2,911,635.16

               15.  Class C Reserve Account
                    -----------------------

                        (a) Class C Reserve Amount Requied                                    $0.00

                        (b) Class C Reserve Amount Funded                                     $0.00

               16.  Excess Funding Account
                    ----------------------

                    (a)  The principal amount on deposit in the Excess Funding
                         Account as of the end of the related Monthly Period.                 $0.00

                    (b)  The Amount of Principal Collections deposited into the
                         Excess Funding Account on the related Transfer Date.                 $0.00


               C.   Floating Rate Determination
                    ---------------------------

                    1.   LIBOR for the Interest Period ending on this payment
                         Date.                                                               1.6000%

               D.   Amortization Periods
                    --------------------

                   1. Class A Controlled Amortization period has not commenced.

                   2. Class B Controlled Amortization period has not commenced.

                   3. Class C Controlled Amortization period has not commenced.

                   4. Class D Controlled Amortization period has not commenced.

                   5. Class A Principal Amortization period has not commenced.

                   6. Class B Principal Amortization period has not commenced.

                   7. Class C Principal Amortization period has not commenced.

                   8. Rapid Amortization Period has not commenced.


                                       7

              E.   Pay Out Events
                   --------------

                   (a)  Financed Premium Percentage for the related Monthly Period.           78.79%

                   (b)  Financed Premium Percentage for the Monthly Period
                        immediately preceding the related Monthly Period.                     78.43%

                   (c)  Financed Premium Percentage for the Monthly Period
                        next preceding the related Monthly Period.                            79.10%

                   (d)  Monthly Payment Rate for the related Monthly Period.                  20.44%

                   (e)  Monthly Payment Rate for the Monthly Period
                        immediately preceding the related Monthly Period.                     21.34%

                   (f)  Monthly Payment Rate for the Monthly Period
                        next preceding the related Monthly Period.                            20.66%

                   (g) Annualized Monthly Excess Spread Amount for the related
                       Monthly Period.                                                        700 bp's

                   (h)  Annualized Monthly Excess Spread Amount for the Monthly
                        Period immediately preceding the related Monthly Period.              709 bp's

                   (i)  Annualized Monthly Excess Spread Amount for the Monthly
                        Period next preceding the related Monthly Period.                      671 bp's

                    To the knowledge of the undersigned, no Series 2004-1 Pay
                    Out Event or Trust Pay Out Event has occurred.

              F. Supplemental Information:
                 ------------------------

                    The five largest affiliated insurance carrier groups at month-end are:

                                                               % of total
                                                               ----------
                   1.   American International Group Inc.          32.1%
                   2.   Zurich Financial Services Group             5.0%
                   3.   Lloyd's of London                           5.0%
                   4.   St. Paul Travelers Companies Inc.           4.2%
                   5.   ACE INA Group                               3.0%



                           A. I. CREDIT CORP., AICCO I, AICCO II, IP FINANCE, IP FUNDING, SERVICER



                            By:  /s/ Jeffrey Lesnoy
                                -----------------------------------------------
                                Jeffrey Lesnoy
                                Senior Vice President and
                                Controller


                                       8